UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 18, 2024
KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On September 18, 2024, the Board of Directors (the “Board”) of Kimball Electronics, Inc. (the “Company”) amended and restated the Company’s Amended and Restated By-Laws (the “By-Laws”). Through engagement with Share Owners and other stakeholders, the Company has gained valuable feedback regarding specific terms that our Share Owners and other stakeholders view as appropriate for the Company’s By-Laws, allowing the Board to implement terms that provide for proxy access and Share Owner rights to call special meetings, as well as an updated director resignation policy in uncontested elections, as summarized below:
Section 2.15 Proxy Access: This new section was added to allow proxy access for shareholders while limiting the potential for abuse and advancing the long-term interests of the Company and its shareholders. New Section 2.15 of the By-Laws permits a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years to nominate, and include in the Company’s annual meeting proxy materials, director nominees constituting up to the greater of two directors or twenty-five percent of the Board, provided that the shareholders and nominees satisfy the requirements specified in the By-Laws.
Section 2.2 Special Meetings: This section was modified to include a right for record shareholders to call special meetings of the shareholders. Revised Section 2.2 of the By-Laws provides that shareholders who own at least 25% of the outstanding shares of the common stock of the Company and comply with the requirements set forth in the By-Laws may call a special meeting of shareholders.
Section 2.14 Director Resignation Policy: The Company modified its majority director election standard for uncontested elections. Revised Section 2.14 of the By-Laws requires directors to provide a signed, irrevocable resignation effective if the director does not receive a majority of the votes cast in an uncontested election of directors. Revised Section 2.14 also directs the Board to act on an expedited basis to determine whether to reject the resignation if it is in the best interest of the shareholders and the Company to do so, and to publicly disclose its decision within ninety days after the certification of a shareholder vote.
The By-Laws also contain non-substantive numbering changes in Sections 2.3, 2.5, 2.6, and 9.3. The amendments to the By-Laws are effective immediately.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, which is attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
3.2	Amended and Restated By-Laws of Kimball Electronics, Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ Douglas A. Hass
DOUGLAS A. HASS Chief Legal & Compliance Officer, Secretary
Date: September 23, 2024